Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT AND OMNIBUS AMENDMENT OF LOAN DOCUMENTS

This SECOND AMENDMENT TO CREDIT AGREEMENT AND OMNIBUS AMENDMENT OF LOAN DOCUMENTS (this “Second Amendment”) dated as of January     , 2012, is by and between Gladstone Commercial Limited Partnership, a Delaware limited partnership (the “Borrower”), Gladstone Commercial Corporation, a Maryland corporation (the “Parent Guarantor”) and Capital One, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

RECITALS

WHEREAS, the Borrower, the Administrative Agent and Branch Banking and Trust Company entered into a Credit Agreement dated December 28, 2010 (the “Original Credit Agreement”), which was amended by that certain First Amendment to Credit Agreement dated as of December 6, 2011 to release one of the Borrowing Base Properties (as further amended, modified, supplement or restated from time to time, the “Credit Agreement”); and

WHEREAS, Section 2.12 of the Credit Agreement permitted Borrower to request increases to the aggregate amount of the Commitments, which Borrower has exercised; and

WHEREAS, Citizens Bank of Pennsylvania is willing to join the Credit Agreement as a Lender and to lend to Borrower up to $25,000,000 above the existing Commitments and Borrower shall make a Revolving Note for Citizens Bank of Pennsylvania dated as of the date hereof (the “Additional Note”);

WHEREAS, the parties are executing this Second Amendment to (i) reflect the increase in the aggregate Commitment and Commitment Amounts of the Lenders; (ii) modify the other Loan Documents (other than the Mortgages which shall be accomplished by separate agreements) to reflect the aggregate increased Commitment, as more particularly set forth below.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Recitals; Capitalized Terms. The recitals set forth above are incorporated herein by reference as if full set forth in the body of this Second Amendment. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement.

2. Modifications to Credit Agreement.

(a) The definition of “Agreement” shall hereafter mean the Original Credit Agreement, as amended by the First Amendment to Credit Agreement dated December 6, 2011, as further amended by this Second Amendment.

(b) The definition of “Issuing Bank” shall be deleted and the following shall be substituted therefor: “Issuing Bank” means Capital One, N.A., Branch Banking and Trust Company and Citizens Bank of Pennsylvania, each in its capacity as the issuer of Letters of Credit pursuant to Section 2.4.

(c) The definition of “Loan Document” shall hereafter mean each document or instrument executed and delivered by a Loan Party in connection with or relating to the Agreement (as defined herein) taking into account the Additional Note, this Second Amendment and each amendment to a Mortgage.

(d) The definition of “Maximum Revolving Loan Amount” shall be deleted and the following shall be substituted therefor: “Maximum Revolving Loan Amount” means Seventy-five Million Dollars ($75,000,000.00).

(e) Schedules I, 1.1(b), 2.2(m), 6.1(b), 6.1(f), and 6.1(g) to the Credit Agreement shall be deleted and the Schedules I, 1.1(b), 2.2(m), 6.1(b), 6.1(f), and 6.1(g) attached to this Second Amendment shall be substituted therefor.

3. Modifications to Membership Interest Pledge Agreements.

(a) The definition of “Loan” in the Recitals for that certain Pledge of Membership Interests and Security Agreement between Borrower and Administrative Agent dated as of December 28, 2010 relating to the membership interests of C08 Fridley MN LLC shall be amended to reflect that the principal amount of the Loan has been increased to Seventy-five Million Dollars ($75,000,000.00).

(b) The definition of “Loan” in the Recitals for that certain Pledge of Membership Interests and Security Agreement between Borrower and Administrative Agent dated as of December 28, 2010 relating to the membership interests of CMS06-3 LLC shall be amended to reflect that the principal amount of the Loan has been increased to Seventy-five Million Dollars ($75,000,000.00).

(c) The definition of “Loan” in the Recitals for that certain Pledge of Membership Interests and Security Agreement between Borrower and Administrative Agent dated as of December 28, 2010 relating to the membership interests of EI07 Tewksbury MA LLC shall be amended to reflect that the principal amount of the Loan has been increased to Seventy-five Million Dollars ($75,000,000.00).

(d) The definition of “Loan” in the Recitals for that certain Pledge of Membership Interests and Security Agreement between Borrower and Administrative Agent dated as of December 28, 2010 relating to the membership interests of NJT06 Sterling Heights MI, LLC shall be amended to reflect that the principal amount of the Loan has been increased to Seventy-five Million Dollars ($75,000,000.00).

(e) The definition of “Loan” in the Recitals for that certain Pledge of Membership Interests and Security Agreement between Borrower and Administrative Agent dated as of December 28, 2010 relating to the membership interests of RB08 Concord OH LLC shall be amended to reflect that the principal amount of the Loan has been increased to Seventy-five Million Dollars ($75,000,000.00).

(f) The definition of “Loan” in the Recitals for that certain Pledge of Membership Interests and Security Agreement between Borrower and Administrative Agent dated as of Jun 23, 2011 relating to the membership interests and limited partnership interests of FS11 Hickory NC, L.P. shall be amended to reflect that the principal amount of the Loan has been increased to Seventy-five Million Dollars ($75,000,000.00).

4. Modification to Environmental Indemnity Agreement. The definition of “Loan” in that certain Environmental Indemnity Agreement shall be amended to reflect that the principal amount of the Loan has been increased to Seventy-five Million Dollars ($75,000,000.00).

5. Omnibus Amendments.

(a) All references in the Loan Documents (other than the Mortgages) to the “Note” are hereby deemed modified and amended to mean and refer to the Revolving Notes, as supplemented by the Additional Note, and any renewals, extensions or modifications thereof and all substitutions therefor.

(b) All references in the Loan Documents (other than the Mortgages) to the “Credit Agreement” are amended to mean and refer to the Agreement as defined hereinabove, and any amendments, modifications, supplements or restatements thereof.

(c) All references in the Loan Documents (other than the Mortgages) to the “Loan Documents” are hereby deemed modified and amended to mean and refer to the Loan Documents as defined hereinabove, and any amendments, modifications, supplements or restatements thereof.

6. Representations and Warranties. Borrower and Parent Guarantor represent and warrant to Lenders as follows:

(a) All of the representations and warranties in the Loan Documents are true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof (unless such representation or warranty relates solely to an earlier date and such representations and warranties shall have been true and accurate on and as of such earlier date) and shall survive the execution and delivery of this Second Amendment.

(b) No Event of Default has occurred or exists, or would exist with notice or lapse of time or both.

7. Full Force and Effect, No Impairment and No Novation. As amended hereby, the Loan Documents remain in full force and effect and constitutes a valid and enforceable obligation of the Borrower and Parent Guarantor free from any defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever by any party against the Administrative Agent or any of the Lenders or any of their respective directors, officers, employees, agents or attorneys. Nothing in this Second Amendment shall be deemed to or shall in any manner prejudice or impair any of the Loan Documents or any security granted or held by Lender for the Loan or the original priority of the Member Interest Pledges, the lien of the Mortgages or any of the other Loan Documents. This Agreement shall not be deemed to be nor shall it constitute, any alienation, waiver, annulment or variation of the lien and encumbrance of the Member Interest Pledges, the Mortgages or any of the other Loan Documents or the terms and conditions of or any rights, powers or remedies under such documents, except as expressly set forth herein. The execution and delivery of this Second Amendment shall not constitute a novation of the Loan.

8. Ratification. Except as expressly set forth herein, all of the terms and conditions of the Loan Documents shall remain unmodified and in full force and effect and Borrower and Parent Guarantor hereby confirm and ratify all such documents and will perform and comply with the terms and conditions thereof, as modified and amended hereby.

9. Reaffirmation by Guarantors. Parent Guarantor and Subsidiary Guarantors join in this Second Amendment to consent to the terms hereof and acknowledge and agree that each of the Guaranty and the Subsidiary Guaranty remains in full force and effect, and also to ratify and confirm, that as of the date hereof, there are no claims, set-offs or defenses to the obligations of Parent Guarantor or Subsidiary Guarantors under the Guaranty or the Subsidiary Guaranty, respectively.

10. Miscellaneous.

(a) This Second Amendment may be executed in counterparts, and all counterparts shall constitute but one and the same document.

(b) If any court of competent jurisdiction determines any provision of this Second Amendment or any of the other Loan Documents to be invalid, illegal or unenforceable, that portion shall be deemed severed from the rest, which shall remain in full force and effect as though the invalid, illegal or unenforceable portion had never been a part of such Loan Document.

(c) This Second Amendment shall be governed by the laws of the State of Maryland, without regard to the choice of law rules of that State.

(d) The Borrower and Parent Guarantor each has all necessary or other power and authority to execute, deliver and perform this Second Amendment.

(e) This Second Amendment supersedes any correspondence, negotiations or discussions concerning the contents of this Second Amendment, whether written or oral.

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their respective duly authorized signatories as of the day and year first written above.

BORROWER:

GLADSTONE COMMERCIAL LIMITED PARTNERSHIP

By:	GCLP Business Trust II, its general partner

By:
Danielle Jones, solely in her
capacity as Trustee, and not in her individual capacity

By:
David Gladstone, solely in his
capacity as Trustee, and not in his individual capacity

PARENT GUARANTOR:

GLADSTONE COMMERCIAL CORPORATION

By:
Name:	Danielle Jones
Title:	CFO

[Signatures continue on next page]

ADMINISTRATIVE AGENT:

CAPITAL ONE, N.A., a national banking association

By:
Name:
Title:

LENDER:

CAPITAL ONE, N.A., a national banking association

By:
Name:	Frederick H. Denecke
Title:	Vice President

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LENDERS:

BRANCH BANKING AND TRUST COMPANY

By:
Name:
Title:

[Signatures continue on next page]

LENDERS:

CITIZENS BANK OF PENNSYLVANIA

By:
Name:
Title:

JOINDER

TO

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS JOINDER is made and entered into this     day of January, 2012, by and among Gladstone Commercial Corporation, a Maryland corporation (the “Parent Guarantor”), Capital One, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the Subsidiary Guarantors being guarantors of the Loan (as such term is defined in that certain Credit Agreement dated December 28, 2010 among Borrower, Parent Guarantor, Lenders and Administrative Agent, as amended by that certain First Amendment to Credit Agreement dated December 6, 2011 among Gladstone Commercial Limited Partnership, a Delaware limited partnership (the “Borrower”), Parent Guarantor and Administrative Agent and that certain Second Amendment to Credit Agreement and Omnibus Amendment of Loan Documents dated of even date herewith (the “Second Amendment”).

As of the date hereof, the Parent Guarantor and Subsidiary Guarantors acknowledge and agree:

1. Reaffirmation of Guaranties. The Guaranty and the Subsidiary Guaranty each constitutes the valid, legally binding obligation of the Parent Guarantor and Subsidiary Guarantors, respectively, enforceable against Parent Guarantor and Subsidiary Guarantors, in accordance with their terms. By their execution hereof, Parent Guarantor and Subsidiary Guarantors each agrees and acknowledges that the liability of such Parent Guarantor or Subsidiary Guarantor under their respective guaranties shall not be diminished in any way by the execution and delivery of the Second Amendment or by the consummation of any of the transactions contemplated thereby.

2. Agreements of Guarantors. By their execution hereof, Parent Guarantor and Subsidiary Guarantors agree to the execution of the Second Amendment and other documents executed in connection therewith by the Borrower.

3. Defined Terms. All terms used, but not defined herein, shall have the meaning ascribed them in the Credit Agreement.

IN WITNESS WHEREOF, the undersigned have caused this Joinder to be executed by their duly authorized parties as of the date first above written.

PARENT GUARANTOR:

GLADSTONE COMMERCIAL CORPORATION

By:
Name:
Title:

SUBSIDIARY GUARANTORS:

C08 FRIDLEY MN LLC

By:	Gladstone Commercial Limited Partnership, its manager

	By:	GCLP Business Trust II, its general partner

By:
Danielle Jones, solely in her capacity
as Trustee, and not in her individual capacity

By:
David Gladstone, solely in his capacity
as Trustee, and not in his individual capacity

CMS06-3 LLC

By:	Gladstone Commercial Limited Partnership, its manager

	By:	GCLP Business Trust II, its general partner

By:
Danielle Jones, solely in her capacity
as Trustee, and not in her individual capacity

By:
David Gladstone, solely in his capacity
as Trustee, and not in his individual capacity

EI07 TEWKSBURY MA LLC

By:	Gladstone Commercial Limited Partnership, its manager

	By:	GCLP Business Trust II, its general partner

By:
Danielle Jones, solely in her capacity
as Trustee, and not in her individual capacity

By:
David Gladstone, solely in his capacity
as Trustee, and not in his individual capacity

NJT06 STERLING HEIGHTS MI LLC

By:	Gladstone Commercial Limited Partnership, its manager

	By:	GCLP Business Trust II, its general partner

By:
Danielle Jones, solely in her capacity
as Trustee, and not in her individual capacity

By:
David Gladstone, solely in his capacity
as Trustee, and not in his individual capacity

RB08 CONCORD OH LLC

By:	Gladstone Commercial Limited Partnership, its manager

	By:	GCLP Business Trust II, its general partner

By:
Danielle Jones, solely in her capacity
as Trustee, and not in her individual capacity

By:
David Gladstone, solely in his capacity
as Trustee, and not in his individual capacity

FS11 HICKORY NC, L.P.

By:	FS11 Hickory NC GP LLC, its General Partner

	By:	Gladstone Commercial Limited Partnership, its Manager

		By:	GCLP Business Trust II, its General Partner

By:
Danielle Jones, solely in her capacity
as Trustee, and not in her individual capacity

By:
David Gladstone, solely in his capacity
as Trustee, and not in his individual capacity

CBP11 GREEN TREE PA, L.P.

By:	CBP11 Green Tree PA GP LLC, its General Partner

	By:	Gladstone Commercial Limited Partnership, its Manager

		By:	GCLP Business Trust II, its General Partner

By:
Danielle Jones, solely in her capacity
as Trustee, and not in her individual capacity

By:
David Gladstone, solely in his capacity
as Trustee, and not in his individual capacity

ADMINISTRATIVE AGENT FOR ITSELF AND FOR THE LENDERS: CAPITAL ONE, N.A., a national banking association

By:
Name:
Title:

SCHEDULE I

Commitments

Lender	Commitment Amount
Capital One, N.A.	$35,000,000
Branch Banking and Trust Company	$15,000,000
Citizens Bank of Pennsylvania	$25,000,000
TOTAL	$75,000,000